M O R T G A G E


                                       by


                            FIRST TEAM SPORTS, INC.,
                             a Minnesota corporation


                            to and for the benefit of


                             LASALLE NATIONAL BANK,
                         a national banking association
                (as agent for itself and Marquette Capital Bank)

                                      INDEX

Paragraph                                                                  Page

         1.       Title.....................................................2

         2.       Maintenance, Repair and Restoration of Improvements,
                  Payment of Prior Liens, etc...............................2

         3.       Payment of Taxes and Assessments..........................3

         4.       Tax Deposits..............................................4

         5.       Mortgagee's Interest In and Use of Deposits...............4

         6.       Insurance.................................................5

         7.       Condemnation..............................................6

         8.       Stamp Tax.................................................7

         9.       Lease Assignment..........................................7

         10.      Effect of Extensions of Time..............................7

         11.      Effect of Changes in Laws Regarding Taxation..............7

         12.      Mortgagee's Performance of Defaulted Acts and
                  Expenses Incurred by Mortgagee............................8

         13.      Mortgagee's Reliance on Tax Bills and Claims for Liens....9

         14.      Event of Default; Acceleration............................9

         15.      Foreclosure; Expense of Litigation.......................10

         16.      Application of Proceeds of Foreclosure Sale..............11

         17.      Appointment of Receiver..................................12

         18.      Mortgagee's Right of Possession in Case of Default.......12

         19.      Application of Income Received by Mortgagee..............13

         20.      Rights Cumulative........................................13

         21.      Mortgagee's Right of Inspection..........................14

         22.      Disbursement of Insurance or Eminent Domain Proceeds.....14

         23.      Release Upon Payment and Discharge of Mortgagor's
                  Obligations..............................................15

         24.      Notices..................................................16

         25.      Intentionally Omitted.

         26.      Waiver of Rights.........................................17

         27.      Transfer of Premises; Further Encumbrance................17

         28.      Expenses Relating to Notes and Mortgage..................18

         29.      Financial Statements.....................................19

         30.      Statement of Indebtedness................................19

         31.      Further Instruments......................................19

         32.      Additional Indebtedness Secured..........................19

         33.      Indemnity................................................20

         34.      Intentionally Omitted....................................20

         35.      Subordination of Property Manager's Lien.................20

         36.      Fixture Filing...........................................20

         37.      Compliance with Environmental Laws.......................21

         38.      Intentionally Omitted....................................21

         39.      Intentionally Omitted....................................21

         40.      Miscellaneous............................................21

                                    MORTGAGE

         THIS MORTGAGE is made as of the 19th day of March, 1996, by FIRST TEAM SPORTS, INC., a Minnesota corporation ("Mortgagor"), to and for the benefit of LASALLE NATIONAL BANK, a national banking association ("LaSalle"), as agent for itself and Marquette Capital Bank, a Minnesota banking corporation ("Marquette") (LaSalle, in its capacity as agent for itself and Marquette, is hereinafter referred to as "Mortgagee").

                                    RECITALS:

         A. LaSalle and Marquette have agreed to loan to Mortgagor the aggregate principal amount of $4,875,000 (the "Loan"). The Loan shall be evidenced by two Mortgage Notes of even date herewith (the "Notes") made by Mortgagor, one of which is payable to LaSalle in the principal amount of $3,656,250 and the other of which is payable to Marquette in the principal amount of $1,218,750, and each of which is due (unless amended or extended) on April 1, 2006.

         B. A condition precedent to the extension of the Loan to Mortgagor is the execution and delivery by Mortgagor of this Mortgage.

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Mortgagor agrees as follows:

         Mortgagor hereby mortgages, grants, bargains, sells, assigns, remises, releases, warrants, alienates, transfers, conveys, pledges and confirms to Mortgagee, its successors and assigns, the real estate legally described on Exhibit A attached hereto (the "Real Estate"), together with the other property described in the following paragraph (the Real Estate and property being hereinafter referred to as the "Premises") to secure: (i) the payment of the Loan and all interest, late charges and other indebtedness evidenced by or owing under the Notes or any of the other Loan Documents (as defined in the Notes) and by any extensions, modifications, renewals or refinancings thereof; (ii) the performance and observance of the covenants, conditions, agreements, representations, warranties and other liabilities and obligations of Mortgagor or any other obligor to or benefiting Mortgagee which are evidenced or secured by or otherwise provided in the Notes, this Mortgage or any of the other Loan Documents; and (iii) the reimbursement of Mortgagee for any and all sums expended or advanced by Mortgagee pursuant to any term or provision of or constituting additional indebtedness under or secured by this Mortgage or any of the other Loan Documents, with interest thereon as provided herein or therein.

         In addition to the Real Estate, the Premises hereby mortgaged includes all buildings, structures and improvements now or hereafter constructed or erected upon or located on the Real Estate, all tenements, easements, rights-of-way and rights used as a means of access thereto, all fixtures and appurtenances thereto now or hereafter belonging or pertaining to the Real Estate, and all rents, issues, royalties, income, revenue, proceeds, profits and other benefits thereof, and any after-acquired title, franchise, or license and the reversions or remainders thereof, for so long and during all such times as Mortgagor may be entitled thereto (which are pledged primarily and on a parity with said Real Estate and not secondarily), and all machinery, apparatus, equipment, appliances, floor covering, furniture, furnishings, supplies, materials, fittings, fixtures and other personal property relating to or necessary for the operation of the Premises and all proceeds thereof, now or hereafter located thereon or therein and which is owned by Mortgagor. All of the land, estate and property hereinabove described, real, personal and mixed, whether or not affixed or annexed, and all rights hereby conveyed and mortgaged are intended so to be as a unit and are hereby understood, agreed and declared, to the maximum extent permitted by law, to form a part and parcel of the Real Estate and to be appropriated to the use of the Real Estate, and shall be for the purposes of this Mortgage deemed to be conveyed and mortgaged hereby; provided, however, as to any of the property aforesaid which does not so form a part and parcel of the Real Estate, this Mortgage is hereby deemed also to be a Security Agreement under the Uniform Commercial Code of the State of Minnesota (the "Code") for purposes of granting a security interest in such property, which Mortgagor hereby grants to Mortgagee, as secured party (as defined in the Code).

         TO HAVE AND TO HOLD the Premises unto Mortgagee, its successors and assigns, forever, for the purposes and uses herein set forth, together with all right to retain possession of the Premises after any Event of Default (as hereinafter defined).

         IT IS FURTHER UNDERSTOOD AND AGREED THAT:

         1.    Title.

         Mortgagor represents, warrants and covenants that (a) Mortgagor is the holder of the fee simple title to the Premises, free and clear of all liens and encumbrances, except those liens and encumbrances described on Exhibit B attached hereto (the "Permitted Exceptions"); and (b) Mortgagor has legal power and authority to mortgage and convey the Premises.

         2. Maintenance, Repair and Restoration of Improvements, Payment of Prior Liens, etc.

         Mortgagor shall: (a) promptly repair, restore or rebuild any buildings or improvements now or hereafter on the Premises which may become damaged or be destroyed; (b) keep the Premises in good condition and repair, without waste, and free from mechanics' liens or other liens or claims for lien, except that Mortgagor shall have the right to contest by appropriate proceedings the validity or amount of any such lien if and only if Mortgagor shall, within fifteen days after the filing thereof, (i) place a bond with Mortgagee in an amount, form, content and issued by a surety reasonably acceptable to Mortgagee (or provide any other security satisfactory to Mortgagee) for the payment of any such lien or (ii) cause the title company which has issued the loan policy of title insurance to Mortgagee insuring the lien of this Mortgage to issue an endorsement thereto insuring against loss or damage on account of any such lien;
(c) immediately pay when due any indebtedness which may be secured by a lien or charge on the Premises superior or inferior to or at parity with the lien hereof (no such superior, inferior or parity lien to be permitted hereunder), and upon request exhibit satisfactory evidence of the discharge of any such lien to Mortgagee (excluding the Junior Mortgage [as defined below] or the indebtedness secured thereby); (d) complete within a reasonable time any buildings or any other improvements now or at any time in process of construction upon the Premises; (e) comply with all requirements of law, municipal ordinances and restrictions of record with respect to the Premises and the use thereof, including without limitation, those relating to building, zoning, environmental protection, health, fire and safety; (f) make no material alterations to the Premises or any buildings or other improvements now or hereafter constructed thereon, without the prior written consent of Mortgagee; (g) not suffer or permit any change in the general nature of the occupancy of the Premises without the prior written consent of Mortgagee; (h) not initiate or acquiesce in any zoning reclassification without the prior written consent of Mortgagee; (i) pay each item of indebtedness secured by this Mortgage when due according to the terms of the Notes and the other Loan Documents; and (j) duly perform and observe all of the covenants, terms, provisions and agreements herein, in the Notes and in the other Loan Documents on the part of Mortgagor to be performed and observed. As used in this Paragraph and elsewhere in this Mortgage, the term "indebtedness" shall mean and include the principal sum evidenced by the Notes, together with all interest thereon and all other amounts payable to Mortgagee thereunder, and all other sums at any time secured by this Mortgage.

         3.       Payment of Taxes and Assessments.

         Mortgagor shall pay all general taxes, special taxes, special assessments, water charges, sewer service charges, and all other liens or charges levied or assessed against the Premises, or any interest therein, of any nature whatsoever when due and before any penalty or interest is assessed, and, at the request of Mortgagee, shall furnish to Mortgagee duplicate receipts of payment therefor. If any special assessment is permitted by applicable law to be paid in installments, Mortgagor shall have the right to pay such assessment in installments, so long as all such installments are paid prior to the due date thereof. Notwithstanding anything contained herein to the contrary, Mortgagor shall have the right to protest any taxes assessed against the Premises, so long as such protest is conducted in good faith by appropriate legal proceedings diligently prosecuted and Mortgagor shall furnish to the title insurer such security or indemnity as said insurer requires to induce it to issue an endorsement, in form and substance acceptable to Mortgagee, insuring over any exception created by such protest.

         4.       Tax Deposits.

         Mortgagor covenants to deposit with Mortgagee on the first day of each month until the indebtedness secured by this Mortgage is fully paid, a sum equal to one-twelfth (1/12th) of the actual annual taxes and assessments (general and special) on the Premises (or, if such amount is not then known, one-twelfth (1/12th) of 105% of the most recently ascertainable annual tax bill). If requested by Mortgagee, Mortgagor shall also deposit with Mortgagee an amount of money which, together with the aggregate of the monthly deposits to be made pursuant to the preceding sentence as of one month prior to the date on which the next installment of annual taxes and assessments for the current calendar year become due, shall be sufficient to pay in full such installment of annual taxes and assessments, as estimated by Mortgagee. Such deposits are to be used for the payment of taxes and assessments on the Premises next due and payable when they become due. Mortgagee may, at its option, pay such taxes and assessments when the same become due and payable (upon submission of appropriate bills therefor from Mortgagor) or shall release sufficient funds to Mortgagor for the payment thereof. If the funds so deposited are insufficient to pay any such taxes or assessments for any year (or installments thereof, as applicable) when the same shall become due and payable, Mortgagor shall, within ten days after receipt of demand therefor, deposit additional funds as may be necessary to pay such taxes and assessments in full. If the funds so deposited exceed the amount required to pay such taxes and assessments for any year, the excess shall be applied toward subsequent deposits. Said deposits need not be kept separate and apart from any other funds of Mortgagee. Such deposits are to be held in an interest bearing "money market" account with Mortgagee and shall earn interest at Mortgagee's short term money market rate of interest and, provided no Event of Default or event that with the passage of time, the giving of notice, or both would constitute an Event of Default then exists, are to be used for the payment of taxes and assessments on the Premises next due and payable when they become due. Mortgagee makes no representation as to the rate of interest that will accrue on such account.

         5.       Mortgagee's Interest In and Use of Deposits.

         Upon the occurrence of an Event of Default, Mortgagee may, at its option, apply any monies at the time on deposit pursuant to Paragraph 4 hereof toward any of the indebtedness secured hereby in such order and manner as Mortgagee may elect. When such indebtedness has been fully paid, any remaining deposits shall be returned to Mortgagor. Such deposits are hereby pledged as additional security for the indebtedness hereunder and shall not be subject to the direction or control of Mortgagor. Mortgagee shall not be liable for any failure to apply to the payment of taxes, assessments and insurance premiums any amount so deposited unless Mortgagor, prior to the occurrence of an Event of Default, shall have requested Mortgagee in writing to make application of such funds to the payment of such amounts, accompanied by the bills for such taxes, assessments and insurance premiums. Mortgagee shall not be liable for any act or omission taken in good faith or pursuant to the instruction of any party.

         6.       Insurance.

         (a) Mortgagor shall at all times keep all buildings, improvements, fixtures and articles of personal property now or hereafter situated on the Premises insured against loss or damage by fire and such other hazards as may reasonably be required by Mortgagee, including without limitation: (i) all-risk fire and extended coverage insurance, with vandalism and malicious mischief endorsements, for the full replacement value of the Premises, with agreed upon amount and inflation protection endorsements; (ii) if there are tenants under leases at the Premises, rent and rental value or business loss insurance for the same perils described in clause (i) above payable at the rate per month and for the period specified from time to time by Mortgagee; (iii) broad form boiler and sprinkler damage insurance in an amount reasonably satisfactory to Mortgagee, if and so long as the Premises shall contain a boiler and/or sprinkler system, respectively; (iv) if the Premises are located in a flood hazard area, flood insurance in the maximum amount obtainable up to the amount of the indebtedness hereby secured; and (v) such other insurance as Mortgagee may from time to time require. Mortgagor also shall at all times maintain comprehensive public liability, property damage and workmen's compensation insurance covering the Premises and any employees thereof, with such limits for personal injury, death and property damage as Mortgagee may require. Mortgagor shall be the named insured under such policies and Mortgagee shall be identified as an additional insured party. All policies of insurance to be furnished hereunder shall be in forms, with companies, in amounts and with deductibles reasonably satisfactory to Mortgagee, with mortgagee clauses attached to all policies in favor of and in form satisfactory to Mortgagee, including a provision requiring that the coverage evidenced thereby shall not be terminated or modified without thirty days prior written notice to Mortgagee and shall contain endorsements that no act or negligence of the insured or any occupant and no occupancy or use of the Premises for purposes more hazardous than permitted by the terms of the policies will affect the validity or enforceability of such policies as against Mortgagee. Mortgagor shall deliver all policies, including additional and renewal policies, to Mortgagee, and, in the case of insurance about to expire, shall deliver renewal policies not less than thirty days prior to their respective dates of expiration.

         (b) Mortgagor shall not take out separate insurance concurrent in form or contributing in the event of loss with that required to be maintained hereunder unless Mortgagee is included thereon as the loss payee or an additional insured as applicable, under a standard mortgage clause acceptable to Mortgagee and such separate insurance is otherwise acceptable to Mortgagee.

         (c) In the event of loss, Mortgagor shall give prompt notice thereof to Mortgagee, who, if such loss exceeds $1,000,000, shall have the right to make proof of loss jointly with Mortgagor. If such loss exceeds $1,000,000 or if such loss is $1,000,000 or less and the conditions set forth in clauses (i), (ii) and
(iii) of the immediately succeeding sentence are not satisfied, then each insurance company concerned is hereby authorized and directed to make payment for such loss directly and solely to Mortgagee. If and only if (i) such loss is $1,000,000 or less, (ii) no Event of Default or event that with the passage of time, the giving of notice or both would constitute an Event of Default then exists, and (iii) Mortgagee determines that the work required to complete the repair or restoration of the Premises necessitated by such loss can be completed no later than the 60th day prior to the maturity date of the Loan, then Mortgagor may receive such payment directly. Mortgagee shall have the right, at its option and in its sole discretion, to apply any insurance proceeds received by Mortgagee pursuant to the terms of this paragraph after the payment of all of Mortgagee's actual out-of-pocket expenses, either (i) on account of the unpaid principal balance of the Notes, irrespective of whether such principal balance is then due and payable, whereupon Mortgagee may declare the whole of the balance of indebtedness hereby secured to be due and payable, or (ii) to the restoration or repair of the property damaged as provided in Paragraph 22 hereof. If insurance proceeds are delivered to Mortgagor by Mortgagee as hereinafter provided, Mortgagor shall repair, restore or rebuild the damaged or destroyed portion of the Premises so that the condition and value of the Premises are substantially the same as the condition and value of the Premises prior to being damaged or destroyed. Any insurance proceeds applied on account of the unpaid principal balance of the Notes shall not be subject to the Prepayment Premium described in the Notes. In the event of foreclosure of this Mortgage, all right, title and interest of Mortgagor in and to any insurance policies then in force shall pass to the purchaser at the foreclosure sale. At the request of Mortgagee, from time to time, Mortgagor shall furnish Mortgagee, without cost to Mortgagee, evidence of the replacement value of the Premises.

         7.       Condemnation.

         If all or any part of the Premises are damaged, taken or acquired, either temporarily or permanently, in any condemnation proceeding, or by exercise of the right of eminent domain, the amount of any award or other payment for such taking or damages made in consideration thereof, to the extent of the full amount of the remaining unpaid indebtedness secured by this Mortgage, is hereby assigned to Mortgagee, who is empowered to collect and receive the same and to give proper receipts therefor in the name of Mortgagor and the same shall be paid forthwith to Mortgagee. Such award or monies shall be applied on account of the unpaid principal balance of the Notes, irrespective of whether such principal balance is then due and payable and, at any time from and after the taking Mortgagee may declare the whole of the balance of the indebtedness hereby secured to be due and payable. Notwithstanding the provisions of this Paragraph to the contrary, if any condemnation or taking of less than the entire Premises occurs and provided that no Event of Default and no event that with the passage of time, the giving of notice or both would constitute an Event of Default then exists, and if after giving effect to such partial condemnation (and any proposed restoration thereof by Mortgagor using the proceeds of such condemnation), the then outstanding principal balance of the Loan is not more than 75% of the appraised value of the Premises as restored, as reasonably determined by Mortgagee, then the award or payment for such taking or consideration for damages resulting therefrom may be collected and received by Mortgagor (provided the same are applied to the restoration of the Premises), and Mortgagee hereby agrees that in such event it shall not declare the whole of the indebtedness hereby secured to be due and payable, if it is not otherwise then due and payable. Any condemnation award applied on account of the unpaid principal balance of the Notes shall not be subject to the Prepayment Premium described in the Notes.

         8.       Stamp Tax.

         If, by the laws of the United States of America, or of any state or political subdivision having jurisdiction over Mortgagor, any tax is due or becomes due in respect of the execution and delivery or recording of this Mortgage, the Notes or any of the other Loan Documents, Mortgagor covenants and agrees to pay such tax in the manner required by any such law. Mortgagor further covenants to reimburse Mortgagee for any sums which Mortgagee may expend by reason of the imposition of any such tax. Notwithstanding the foregoing, Mortgagor shall not be required to pay any income or franchise taxes of Mortgagee.

         9.       Lease Assignment.

         Mortgagor acknowledges that, concurrently herewith, Mortgagor is delivering to Mortgagee, as additional security for the repayment of the Loan, an Assignment of Rents and Leases (the "Assignment") pursuant to which Mortgagor has assigned to Mortgagee interests in the leases of the Premises and the rents and income from the Premises. All of the provisions of the Assignment are hereby incorporated herein as if fully set forth at length in the text of this Mortgage. Mortgagor agrees to abide by all of the provisions of the Assignment.

         10.      Effect of Extensions of Time.

         If the payment of the indebtedness secured hereby or any part thereof is extended or varied or if any part of any security for the payment of the indebtedness is released, all persons now or at any time hereafter liable therefor, or interested in the Premises or having an interest in Mortgagor, shall be held to assent to such extension, variation or release, and their liability and the lien and all of the provisions hereof shall continue in full force, any right of recourse against all such persons being expressly reserved by Mortgagee, notwithstanding such extension, variation or release.

         11.      Effect of Changes in Laws Regarding Taxation.

         If any law is enacted after the date hereof requiring (i) the deduction of any lien on the Premises from the value thereof for the purpose of taxation or (ii) the imposition upon Mortgagee of the payment of the whole or any part of the taxes or assessments, charges or liens herein required to be paid by Mortgagor, or (iii) a change in the method of taxation of mortgages or debts secured by mortgages or Mortgagee's interest in the Premises, or the manner of collection of taxes, so as to affect this Mortgage or the indebtedness secured hereby or the holders thereof, then Mortgagor, upon demand by Mortgagee, shall pay such taxes or assessments, or reimburse Mortgagee therefor; provided, however, that Mortgagor shall not be deemed to be required to pay any income or franchise taxes of Mortgagee. Notwithstanding the foregoing, if in the opinion of counsel for Mortgagee it may be unlawful to require Mortgagor to make such payment or the making of such payment might result in the imposition of interest beyond the maximum amount permitted by law, then Mortgagee may declare all of the indebtedness secured hereby to be immediately due and payable.

         12. Mortgagee's Performance of Defaulted Acts and Expenses Incurred by Mortgagee.

         If an Event of Default has occurred, Mortgagee may, but need not, make any payment or perform any act herein required of Mortgagor in any form and manner deemed expedient by Mortgagee, and may, but need not, make full or partial payments of principal or interest on prior encumbrances, if any, and purchase, discharge, compromise or settle any tax lien or other prior lien or title or claim thereof, or redeem from any tax sale or forfeiture affecting the Premises or consent to any tax or assessment or cure any default of Mortgagor in any lease of the Premises. All monies paid for any of the purposes herein authorized and all expenses paid or incurred in connection therewith, including reasonable attorneys' fees, and any other monies advanced by Mortgagee in regard to any tax referred to in Paragraph 8 above or to protect the Premises or the lien hereof, shall be so much additional indebtedness secured hereby, and shall become due and payable by Mortgagor to Mortgagee on the tenth day following demand, and with interest thereon at the Default Rate (as defined in the Notes) then in effect from the date incurred if not paid within such ten day period. In addition to the foregoing, any costs, expenses and fees, including reasonable attorneys' fees, incurred by Mortgagee in connection with (a) sustaining the lien of this Mortgage or its priority, (b) protecting or enforcing any of Mortgagee's rights hereunder, (c) recovering any indebtedness secured hereby,
(d) any litigation or proceedings affecting the Notes, this Mortgage, any of the other Loan Documents or the Premises, including without limitation, bankruptcy and probate proceedings, or (e) preparing for the commencement, defense or participation in any threatened litigation or proceedings affecting the Notes, this Mortgage, any of the other Loan Documents or the Premises, shall be so much additional indebtedness secured hereby, and shall be due and payable by Mortgagor to Mortgagee on the tenth day following demand therefor, and with interest thereon at the Default Rate from the date incurred if not paid within such ten day period. The interest accruing under this Paragraph 12 shall be additional indebtedness evidenced by the Notes and secured by this Mortgage. Mortgagee's failure to act shall never be considered as a waiver of any right accruing to Mortgagee on account of any Event of Default. Should any amount paid out or advanced by Mortgagee hereunder, or pursuant to any agreement executed by Mortgagor in connection with the Loan, be used directly or indirectly to pay off, discharge or satisfy, in whole or in part, any lien or encumbrance upon the Premises or any part thereof, then Mortgagee shall be subrogated to any and all rights, equal or superior titles, liens and equities, owned or claimed by any owner or holder of said outstanding liens, charges and indebtedness, regardless of whether said liens, charges and indebtedness are acquired by assignment or have been released of record by the holder thereof upon payment.

         13.      Mortgagee's Reliance on Tax Bills and Claims for Liens.

         Mortgagee, in making any payment hereby authorized: (a) relating to taxes and assessments, may do so according to any bill, statement or estimate procured from the appropriate public office without inquiry into the accuracy of such bill, statement or estimate or into the validity of any tax, assessment, sale, forfeiture, tax lien or title or claim thereof; or (b) for the purchase, discharge, compromise or settlement of any other prior lien, may do so without inquiry as to the validity or amount of any claim for lien which may be asserted.

         14.      Event of Default; Acceleration.

         Each of the following shall constitute an "Event of Default" for purposes of this Mortgage:

                  (a) (i) Mortgagor fails to pay any installment of principal or interest payable pursuant to either of the Notes within five days after the date on which such payment is due in accordance with the terms thereof, or (ii) Mortgagor fails to pay any other amount payable pursuant to either of the Notes, this Mortgage or any of the other Loan Documents within five days after the date on which Mortgagee demands such payment;

                  (b) Mortgagor fails to promptly perform or cause to be performed any other obligation or observe any other condition, covenant, term, agreement or provision required to be performed or observed by Mortgagor under either of the Notes, this Mortgage or any of the other Loan Documents; provided, however, that Mortgagor shall have a period of ninety days to cure such failure commencing on the date on which Mortgagor obtains knowledge of such failure by written notice from Mortgagee or otherwise, and an Event of Default shall not be deemed to exist during such period, if and only if (i) such failure by its nature can be cured, and (ii) Mortgagor has commenced the cure of such failure and is diligently and in good faith attempting to effect such cure.

                  (c) The existence of any inaccuracy or untruth in any material respect in any representation or warranty contained in this Mortgage or any of the other Loan Documents or of any statement or certification as to facts delivered to Mortgagee by Mortgagor;

                  (d) Mortgagor files a voluntary petition in bankruptcy or is adjudicated a bankrupt or insolvent or files any petition or answer seeking any reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief under the present or any future federal, state, or other statute or law, or seeks or consents to or acquiesces in the appointment of any trustee, receiver or similar officer of Mortgagor or of all or any substantial part of the property of Mortgagor or any of the Premises;

                  (e) The commencement of any involuntary petition in bankruptcy against Mortgagor or the institution against Mortgagor of any reorganization, arrangement, composition, readjustment, dissolution, liquidation or similar proceedings under any present or future federal, state or other statute or law, or the appointment of a receiver, trustee or similar officer for all or any substantial part of the property of Mortgagor which shall remain undismissed or undischarged for a period of sixty days; or

               (f) Any sale, transfer, lease, assignment, conveyance, financing, lien or encumbrance made in violation of Paragraph 27 of this Mortgage; or

                  (g) the  occurrence of any default  under any Junior  Mortgage
         (as such term is defined in Paragraph 27 below), any note secured thereby or any other document executed in connection with any Junior Indebtedness (as such term is defined in Paragraph 27 below) which is not cured within any applicable grace or cure period expressly provided for therein.

         If an Event of Default occurs, Mortgagee may, at its option, declare the whole of the indebtedness hereby secured to be immediately due and payable upon notice to Mortgagor. Notwithstanding anything in this Mortgage or the other Loan Documents to the contrary, provided no petition in bankruptcy has been filed by or against Mortgagor which has not been dismissed or discharged, no remedy or action under this Mortgage or the other Loan Documents may be pursued or taken by or on behalf of a holder of a Note unless an identical remedy or action is being concurrently pursued or taken by or on behalf of the holder of the other Note. If a petition in bankruptcy has been filed by or against Mortgagor which has not been dismissed or discharged, the holders of the Notes may independently pursue their respective rights and remedies against Mortgagor under the Loan Documents.

         15.      Foreclosure; Expense of Litigation.

         (a) When all or any part of the indebtedness hereby secured shall become due, whether by acceleration or otherwise, Mortgagee shall have the right to foreclose the lien hereof by judicial proceedings or by advertisement with full power and authority to sell the Premises at public auction and convey the same to the purchaser in fee simple, all in accordance with and in the manner prescribed by law, and/or exercise any right, power or remedy provided in this Mortgage or any of the other Loan Documents. In the event of a foreclosure sale, Mortgagee is hereby authorized, without the consent of Mortgagor, to assign any and all insurance policies to the purchaser at such sale or to take such other steps as Mortgagee may deem advisable to cause the interest of such purchaser to be protected by any of such insurance policies.

         (b) In any suit to foreclose the lien hereof, there shall be allowed and included as additional indebtedness in the decree for sale (to the extent not prohibited by applicable law) all expenditures and expenses which may be paid or incurred by or on behalf of Mortgagee for reasonable attorneys' fees, appraisers' fees, outlays for documentary and expert evidence, stenographers' charges, publication costs, and costs (which may be estimated as to items to be expended after entry of the decree) of procuring all such abstracts of title, title searches and examinations, title insurance policies, and similar data and assurances with respect to the title as Mortgagee may deem reasonably necessary either to prosecute such suit or to evidence to bidders at any sale which may be had pursuant to such decree the true condition of the title to or the value of the Premises. All expenditures and expenses of the nature mentioned in this paragraph and such other expenses and fees as may be incurred in the enforcement of Mortgagor's obligations hereunder, the protection of said Premises and the maintenance of the lien of this Mortgage, including the fees of any attorney employed by Mortgagee in any litigation or proceeding affecting this Mortgage, the Notes, or the Premises, including probate and bankruptcy proceedings, or in preparations for the commencement or defense of any proceeding or threatened suit or proceeding shall be immediately due and payable by Mortgagor, which amount shall be due and payable within ten days after demand therefor and if such amount is not paid within said ten day period, then such amount shall bear interest at the Default Rate from the date incurred by Mortgagee.

         (c) Mortgagor understands and agrees that if an Event of Default shall occur and be continuing, Mortgagee shall have the right, inter alia, to foreclose this Mortgage by advertisement pursuant to the terms of Minn. Stat. Chapter 580, as hereafter amended; or pursuant to any similar or replacement statute hereafter enacted. Mortgagor further understands that upon the occurrence of an Event of Default, Mortgagee may also elect its rights under the Code and take possession of the Premises and dispose of the same by sale or otherwise in one or more parcels provided that at least ten (10) days prior notice of such disposition must be given, all as provided for in the Code, as hereafter amended or by any similar or replacement statute hereafter enacted. Mortgagor further understands that under the Constitution of the United States and the Constitution of the State of Minnesota it may have the right to notice and hearing before the Premises may be sold and that the procedure for foreclosure by advertisement described above does not insure that notice will be given to Mortgagor and neither said procedure for foreclosure by advertisement nor the Code requires any hearing or other judicial proceeding. MORTGAGOR HEREBY EXPRESSLY CONSENTS AND AGREES THAT THE PREMISES MAY BE FORECLOSED BY ADVERTISEMENT AND THAT THE PERSONAL PROPERTY MAY BE DISPOSED OF PURSUANT TO THE CODE, ALL AS DESCRIBED ABOVE. MORTGAGOR ACKNOWLEDGES THAT IT HAS BEEN REPRESENTED BY LEGAL COUNSEL; THAT BEFORE SIGNING THIS DOCUMENT THIS SECTION AND MORTGAGOR'S CONSTITUTIONAL RIGHTS WERE FULLY EXPLAINED BY SUCH COUNSEL AND THAT MORTGAGOR UNDERSTANDS THE NATURE AND EXTENT OF THE RIGHTS WAIVED HEREBY AND THE EFFECT OF SUCH WAIVER.

         16.      Application of Proceeds of Foreclosure Sale.

         The proceeds of any foreclosure sale of the Premises shall be distributed and applied in the following order of priority: first, to all costs and expenses incident to the foreclosure proceedings, including all such items as are mentioned in Paragraph 15 above; second, to all other items which may under the terms hereof constitute secured indebtedness additional to that evidenced by the Notes, with interest thereon as provided herein or in the other Loan Documents; third, to all principal and interest remaining unpaid on the Notes; and fourth, any surplus to Mortgagor, its successors or assigns, as their rights may appear or to any other party legally entitled thereto.

         17.      Appointment of Receiver.

         Upon the occurrence and continuance of an Event of Default and after acceleration of repayment of the indebtedness secured hereby, Mortgagee shall be entitled as a matter of right without notice and without giving bond and without regard to the solvency or insolvency of Mortgagor, or waste of the Premises or adequacy of the security of the Premises or any other security for the Loan, to apply for the appointment of a receiver under any applicable statute or law who shall have all the rights, powers and remedies as provided by such statute or law, including, without limitation, the rights of a receiver pursuant to Minn. Stat. Section 576.01, as amended, and who shall from the date of his appointment through any period of redemption existing at law collect the rents, and all other income of any kind; manage the Premises so as to prevent waste; execute leases within or beyond the period of receivership if approved by the court; and perform the terms of this Mortgage and apply the rents, issues and profits to the payment of the expenses enumerated in Minn. Stat. Section 576.01, Subd. 2 in the priority mentioned therein and to all expenses for normal maintenance of the Premises and to the costs and expenses of the receivership, including reasonable attorneys' fees, to the repayment of the indebtedness secured hereby and as further provided in the Assignment described in Paragraph 9 above. Mortgagor does hereby irrevocably consent to such appointment.

         18.      Mortgagee's Right of Possession in Case of Default.

         At any time after an Event of Default has occurred, Mortgagor shall, upon demand of Mortgagee, surrender to Mortgagee possession of the Premises. Mortgagee, in its discretion, may, with or without process of law, enter upon and take and maintain possession of all or any part of the Premises, together with all documents, books, records, papers and accounts relating thereto, and may exclude Mortgagor and its employees, agents or servants therefrom, and Mortgagee may then hold, operate, manage and control the Premises, either personally or by its agents. Mortgagee shall have full power to use such measures, legal or equitable, as in its discretion may be deemed proper or necessary to enforce the payment or security of the avails, rents, issues, and profits of the Premises, including actions for the recovery of rent, actions in forcible detainer and actions in distress for rent. Without limiting the generality of the foregoing, Mortgagee shall have full power to:

               (a) cancel or terminate any lease or sublease for any cause or on any ground which would entitle Mortgagor to cancel the same;

               (b) elect to disaffirm any lease or sublease which is then subordinate to the lien hereof;

               (c) extend or modify any then existing leases and to enter into new leases, which extensions, modifications and leases may provide for terms to expire, or for options to lessees to extend or renew terms to expire, beyond the maturity date of the indebtedness secured hereby and beyond the date of the issuance of a deed or deeds to a purchaser or purchasers at a foreclosure sale, it being understood and agreed that any such leases, and the options or other such provisions to be contained therein, shall be binding upon Mortgagor and all persons whose interests in the Premises are subject to the lien hereof and upon the purchaser or purchasers at any foreclosure sale, notwithstanding any redemption from sale, discharge of the mortgage indebtedness, satisfaction of any foreclosure judgment, or issuance of any certificate of sale or deed to any purchaser;

               (d)  make  any  repairs,  renewals,  replacements,   alterations,
          additions, betterments and improvements to the Premises as Mortgagee deems are necessary;

               (e) insure and reinsure the Premises and all risks incidental to Mortgagee's possession, operation and management thereof; and

               (f) receive all of such avails, rents, issues and profits.

         19.      Application of Income Received by Mortgagee.

         Mortgagee, in the exercise of the rights and powers hereinabove conferred upon it, shall have full power to use and apply the avails, rents, issues and profits of the Premises in the manner set forth in Paragraph 8 of the Assignment described in Paragraph 9 above.

         20.      Rights Cumulative.

         Each right, power and remedy herein conferred upon Mortgagee is cumulative and in addition to every other right, power or remedy, express or implied, given now or hereafter existing under any of the Loan Documents or at law or in equity, and each and every right, power and remedy herein set forth or otherwise so existing may be exercised from time to time as often and in such order as may be deemed expedient by Mortgagee, and the exercise or the beginning of the exercise of one right, power or remedy shall not be a waiver of the right to exercise at the same time or thereafter any other right, power or remedy, and no delay or omission of Mortgagee in the exercise of any right, power or remedy accruing hereunder or arising otherwise shall impair any such right, power or remedy, or be construed to be a waiver of any Event of Default or acquiescence therein.

         21.      Mortgagee's Right of Inspection.

         The holders of the Notes and their respective representatives shall have the right to inspect the Premises and the books and records with respect thereto at all reasonable times, and access thereto shall be permitted for that purpose.

         22.      Disbursement of Insurance or Eminent Domain Proceeds.

                  (a) Before commencing to repair, restore or rebuild following damage to, or destruction of, all or a portion of the Premises, whether by fire or other casualty or by a taking under the power of eminent domain, Mortgagor shall obtain from Mortgagee its approval of all site and building plans and specifications pertaining to such repair, restoration or rebuilding.

                  (b) Prior to the application to the repair or restoration of the improvements upon the Premises of any insurance proceeds or a condemnation or eminent domain award in the possession of Mortgagee pursuant to the terms of Paragraphs 6 and 7 above (which application may be made, at Mortgagee's option, through an escrow, the terms and conditions of which are satisfactory to Mortgagee and the cost of which is to be borne by Mortgagor), Mortgagee shall be entitled to be satisfied as to the following:

                           (i)   An Event of Default has not occurred;

                           (ii) Either (A) such improvements have been fully restored, or (B) the expenditure of money as may be received from such insurance proceeds or condemnation award will be sufficient to repair, restore or rebuild the Premises, free and clear of all liens, claims and encumbrances, except the lien of this Mortgage and the Permitted Exceptions, or, in the event such insurance proceeds or condemnation award shall be insufficient to repair, restore and rebuild the Premises, Mortgagor has deposited with Mortgagee such amount of money which, together with the insurance proceeds or condemnation award, shall be sufficient to restore, repair and rebuild the Premises; and

                           (iii) Prior to each disbursement of any such proceeds
                  held by Mortgagee in accordance with the terms of this Paragraph 22 for the cost of any repair, restoration or rebuilding, Mortgagee shall be furnished with a statement of
                  Mortgagee's architect (the cost of which shall be borne by Mortgagor), certifying the extent of the repair and restoration completed to the date thereof, and that such repairs, restoration, and rebuilding have been performed to date in conformity with the plans and specifications approved by Mortgagee and with all statutes, regulations or ordinances (including building and zoning ordinances) affecting the Premises; and Mortgagee shall be furnished with appropriate evidence of payment for labor or materials furnished to the Premises, and total or partial lien waivers substantiating such payments.

                  (c) Prior to the application to the repair, restoration or rebuilding of the improvements upon the Premises of any insurance proceeds or condemnation award in the possession of Mortgagee pursuant to the terms of Paragraphs 6 and 7 above, there shall have been delivered to Mortgagee the following:

                         (i) A  waiver  of  subrogation  from any  insurer  with
                    respect to Mortgagor or the then owner or other insured under the policy of insurance in question;

                         (ii) Such plans and  specifications,  such  payment and
                    performance bonds and such insurance, in such amounts, issued by such company or companies and in such forms and substance, as are required by Mortgagee.

                  (d) In the event Mortgagor shall fail to restore, repair or rebuild the improvements upon the Premises within a time deemed satisfactory by Mortgagee, then Mortgagee, at its option (but no sooner than five business days after written notice to Mortgagor of Mortgagee's intent), may commence and perform all necessary acts to restore, repair or rebuild the said improvements for or on behalf of Mortgagor. In the event insurance proceeds or condemnation award shall exceed the amount necessary to complete the repair, restoration or rebuilding of the improvements upon the Premises, such excess shall be applied on account of the unpaid principal balance of the Loan irrespective of whether such balance is then due and payable.

                  (e) In the event Mortgagor commences the repair or rebuilding of the improvements located on the Premises, but fails to comply with the conditions precedent to the payment or application of insurance proceeds or a condemnation or eminent domain award set forth in this Paragraph 22, or Mortgagor shall fail to restore, repair or rebuild the improvements upon the Premises within a time deemed satisfactory by Mortgagee, and if Mortgagee does not restore, repair or rebuild the said improvements as provided in subparagraph (d) above, then such failure shall constitute an Event of Default (subject to the cure rights set forth in Paragraph 14 (b) above).

         23.      Release Upon Payment and Discharge of Mortgagor's Obligations.

         Mortgagee shall release this Mortgage and the lien hereof by proper instrument upon payment and discharge of all indebtedness secured hereby, including payment of all reasonable out-of-pocket expenses incurred by Mortgagee in connection with the execution and recording of such release, which expenses shall not exceed $500.

         24.      Notices.

         Any notices, communications and waivers under this Mortgage shall be in writing and shall be (i) delivered in person, (ii) mailed, postage prepaid, either by registered or certified mail, return receipt requested, or (iii) sent by overnight express carrier, addressed in each case as follows:

         To Mortgagee:      LaSalle National Bank
                            120 South LaSalle Street
                            Chicago, Illinois 60603
                            Attn: Mr. Joseph Perri

                                            and

                             Marquette Capital Bank
                             4000 Dain Bosworth Plaza
                             60 South 6th Street
                             P.O. Box 1000
                             Minneapolis, Minnesota 55480-1000
                             Attn: Mr. Todd A. Nieland

         With copy to:       Schwartz Cooper Greenberger & Krauss, Chtd.
                             180 North LaSalle Street, Suite 2700
                             Chicago, Illinois 60601
                             Attn: David Glickstein, Esq.

         To Mortgagor:       First Team Sports, Inc.
                             2274 Woodale Drive
                             Mounds View, Minnesota 55112
                             Attn:    Mr. Robert Lenius, Vice President and CFO

         With copy to:       Fredrikson & Byron, P.A.
                             1100 International Centre
                             900 Second Avenue South
                             Minneapolis, Minnesota 55402
                             Attn: Charles Diessner, Esq.

or to any other address as to any of the parties hereto, as such party shall designate in a written notice to the other party hereto. All notices sent pursuant to the terms of this Paragraph shall be deemed received (i) if personally delivered, then on the date of delivery, (ii) if sent by overnight, express carrier, then on the next federal banking day immediately following the day sent, or (iii) if sent by registered or certified mail, then on the earlier of the third federal banking day following the day sent or when actually received.

         25.      Intentionally Omitted.

         26.      Waiver of Rights.

         Mortgagor hereby covenants and agrees that Mortgagor shall not apply for or avail itself of any appraisement, valuation, stay, extension or exemption laws, or any so-called "Moratorium Laws," now existing or hereafter enacted, in order to prevent or hinder the enforcement or foreclosure of this Mortgage, but hereby waives the benefit of such laws. To the fullest extent permitted by law, Mortgagor, for itself and all who may claim through or under it, waives any and all rights to have the property and estates comprising the Premises marshalled upon any foreclosure of the lien hereof and further agrees that any court having jurisdiction to foreclose such lien may order the Premises sold as an entirety.

         27.      Transfer of Premises; Further Encumbrance.

         (a) Except as expressly permitted under the terms and conditions set forth in subparagraph 27(c) below, neither all nor any portion of (i) the Premises or (ii) any interest of Mortgagor in the Premises shall be sold, conveyed, assigned, encumbered or otherwise transferred (nor shall any agreement be entered into to sell, convey, assign, encumber or otherwise transfer same) without, in each instance, the prior written consent of Mortgagee, which consent may be given or withheld in Mortgagee's sole and absolute discretion, and may be conditioned in any manner that Mortgagee desires, including, without limitation, increases in the rate of interest charged on the Loan and payment of assumption fees. Any violation or attempted violation of the provisions of this Paragraph 27 shall be an Event of Default for purposes of all of the Loan Documents.

         (b) Any consent by Mortgagee, or any waiver by Mortgagee of an Event of Default under this Paragraph 27 shall not constitute a consent to or waiver of any right, remedy or power of Mortgagee upon a continuing or subsequent Event of Default under this Paragraph 27. Mortgagor acknowledges that any agreements, liens, charges or encumbrances created in violation of the provisions of this Paragraph 27 shall be void and of no force or effect. Mortgagor agrees that if any provision of this Paragraph 27 is deemed a restraint on alienation, that such restraint is a reasonable one.

         (c) Notwithstanding anything to the contrary contained in this Paragraph 27, Mortgagor shall have the right to place a junior mortgage (a "Junior Mortgage") upon the Premises if and only if (i) the sum of the indebtedness secured by such Junior Mortgage (the "Junior Indebtedness") plus the then outstanding principal balance of the Loan does not exceed seventy-five percent (75%) of the then fair market value of the Premises, as determined by Mortgagee, and (ii) the Junior Mortgage shall be subject and subordinate to the lien of this Mortgage and, if requested by Mortgagee, Mortgagee and the holder of the Junior Mortgage shall have entered into a subordination agreement in a form reasonably satisfactory to Mortgagee.

         28.      Expenses Relating to Notes and Mortgage.

         (a) Mortgagor will pay all out-of-pocket expenses, charges, costs and fees relating to the Loan or necessitated by the terms of the Notes, this Mortgage or any of the other Loan Documents, including without limitation, Mortgagee's reasonable attorneys' fees in connection with the negotiation, documentation, administration, servicing and enforcement of the Notes, this Mortgage and the other Loan Documents, all filing, registration and recording fees, all other expenses incident to the execution and acknowledgment of this Mortgage and all federal, state, county and municipal taxes, and other taxes (provided Mortgagor shall not be required to pay any income or franchise taxes of Mortgagee), duties, imposts, assessments and charges arising out of or in connection with the execution and delivery of the Notes and this Mortgage. Mortgagor recognizes that, during the term of this Mortgage, Mortgagee:

               (i) May be involved in court or administrative proceedings, including, without restricting the foregoing, foreclosure, probate, bankruptcy, creditors' arrangements, insolvency, housing authority and pollution control proceedings of any kind, to which Mortgagee shall be a party by reason of the Loan Documents or in which the Loan Documents or the Premises are involved directly or indirectly;

               (ii) May make preparations following the occurrence of an Event of Default hereunder for the commencement of any suit for the foreclosure hereof, which may or may not be actually commenced;

               (iii) May make preparations following the occurrence of an Event of Default hereunder for, and do work in connection with, Mortgagee's taking possession of and managing the Premises, which event may or may not actually occur;

               (iv) May make preparations for and commence other private or public actions to remedy an Event of Default hereunder, which other actions may or may not be actually commenced;

               (v) May enter into negotiations with Mortgagor or any of its agents, employees or attorneys in connection with the existence or curing of any Event of Default hereunder, the sale of the Premises, the assumption of liability for any of the indebtedness represented by the Notes or the transfer of the Premises in lieu of foreclosure; or

               (vi) May enter into negotiations with Mortgagor or any of its agents, employees or attorneys pertaining to Mortgagee's approval of actions taken or proposed to be taken by Mortgagor which approval is required by the terms of this Mortgage.

         (b) All out-of-pocket expenses, charges, costs and fees described in this Paragraph 28 shall be so much additional indebtedness secured hereby, shall bear interest from the date so incurred until paid at the Default Rate and shall be paid, together with said interest, by Mortgagor forthwith upon demand.

         29.      Financial Statements.

         Mortgagor hereby represents and warrants that the financial statements for Mortgagor and the Premises previously submitted to Mortgagee are true, complete and correct in all material respects, disclose all actual and contingent liabilities of Mortgagor or relating to the Premises and do not contain any untrue statement of a material fact or omit to state a fact material to such financial statements. No material adverse change has occurred in the financial condition of Mortgagor or the Premises from the dates of said financial statements until the date hereof. Mortgagor hereby covenants that Mortgagee shall be furnished (i) quarterly unaudited financial statements for Mortgagor and the Premises no later than forty-five days after the end of each of the four quarters of each year, all in form, scope and detail satisfactory to Mortgagee and certified by Mortgagor, and (ii) annual audited financial statements for Mortgagor and the Premises no later than 90 days after the end of each year, together with an unqualified accountant's opinion in a form satisfactory to Mortgagee.

         30.      Statement of Indebtedness.

         Mortgagor, within seven days after being so requested by Mortgagee, shall furnish a duly acknowledged written statement setting forth the amount of the debt secured by this Mortgage, the date to which interest has been paid and stating either that no offsets or defenses exist against such debt or, if such offsets or defenses are alleged to exist, the nature thereof.

         31.      Further Instruments.

         Upon request of Mortgagee, Mortgagor shall execute, acknowledge and deliver all such additional instruments and further assurances of title and shall do or cause to be done all such further acts and things as may reasonably be necessary fully to effectuate the intent of this Mortgage and of the other Loan Documents.

         32.      Additional Indebtedness Secured.

         All persons and entities with any interest in the Premises or about to acquire any such interest should be aware that this Mortgage secures more than the stated principal amount of the Notes and interest thereon; this Mortgage secures any and all other amounts which may become due under the Notes or any other document or instrument evidencing, securing or otherwise affecting the indebtedness secured hereby, including, without limitation, any and all amounts expended by Mortgagee to operate, manage or maintain the Premises or to otherwise protect the Premises or the lien of this Mortgage.

         33.      Indemnity.

         Mortgagor hereby covenants and agrees that no liability shall be asserted or enforced against Mortgagee in the exercise of the rights and powers granted to Mortgagee in this Mortgage (unless such liability directly arises from the gross negligence or willful misconduct of Mortgagee), and Mortgagor hereby expressly waives and releases any such liability. Mortgagor shall indemnify and save Mortgagee harmless from and against any and all liabilities, obligations, losses, damages, claims, costs and expenses (including attorneys' fees and court costs) (collectively, the "Claims") of whatever kind or nature which may be imposed on, incurred by or asserted against Mortgagee at any time by any third party which relate to or arise from: (a) any suit or proceeding (including probate and bankruptcy proceedings), or the threat thereof, in or to which Mortgagee may or does become a party, either as plaintiff or as a defendant, by reason of this Mortgage or for the purpose of protecting the lien of this Mortgage; (b) the offer for sale or sale of all or any portion of the Premises; and (c) the ownership, leasing, use, operation or maintenance of the Premises, if such Claims relate to or arise from actions taken prior to the surrender of possession of the Premises to Mortgagee in accordance with the terms of this Mortgage; provided, however, that Mortgagor shall not be obligated to indemnify or hold Mortgagee harmless from and against any Claims directly arising from the gross negligence or willful misconduct of Mortgagee. All costs provided for herein and paid for by Mortgagee shall be so much additional indebtedness secured hereby and shall become due and payable within ten days after demand therefor and if such amount is not paid within said ten day period, then such amount shall bear interest at the Default Rate from the date incurred by Mortgagor.

         34.      Intentionally Omitted.

         35.      Subordination of Property Manager's Lien.

         Any property management agreement for the Premises entered into hereafter with a property manager shall contain a "no lien" provision whereby the property manager waives and releases any and all mechanics' lien rights that the property manager or anyone claiming by, through or under the property manager may have and shall provide that Mortgagee may terminate such agreement at any time after the occurrence of an Event of Default hereunder. In addition, if the property management agreement in existence as of the date hereof does not contain a "no lien" provision, Mortgagor shall cause the property manager under such agreement to enter into a subordination of the management agreement with Mortgagee, in recordable form, whereby such property manager subordinates present and future lien rights and those of any party claiming by, through or under such property manager to the lien of this Mortgage.

         36.      Fixture Filing.

         As to those items comprising a portion of the Premises described in this Mortgage that are, or are to become, fixtures related to the Real Estate mortgaged herein, it is intended as to those items that THIS MORTGAGE SHALL BE EFFECTIVE AS A FINANCING STATEMENT FILED AS A FIXTURE FILING from the date of its filing in the real estate records of the County where the Real Estate is situated. The name of the record owner of the Real Estate is Mortgagor. Information concerning the security interest created by this instrument may be obtained from Mortgagee, as secured party, at its address as set forth in Paragraph 24 of this Mortgage. The address of Mortgagor, as debtor, is as set forth in Paragraph 24 of this Mortgage. This Mortgage covers goods which are or are to become fixtures.

         37.      Compliance with Environmental Laws.

         In addition to all other provisions of this Mortgage, Mortgagor, at its cost and expense, shall comply with all laws, and all rules and regulations of any governmental authority ("Agency") having jurisdiction, concerning environmental matters, including, but not limited to, any discharge (whether before or after the date of this Mortgage) into the air, waterways, sewers, soil or ground water of any substance or "pollutant". Mortgagee and its agents and representatives shall have access to the Premises and to the books and records of Mortgagor and any occupant of the Premises claiming by, through or under Mortgagor for the purpose of ascertaining the nature of the activities being conducted thereon and to determine the type, kind and quantity of all products, materials and substances brought onto the Premises or made or produced thereon. Mortgagor and all occupants of the Premises claiming under Mortgagor shall provide to Mortgagee copies of all manifests, schedules, correspondence and other documents of all types and kinds when filed or provided to any Agency or as such are received from any Agency. Mortgagee and its agents and representatives shall have the right to take samples in quantity sufficient for scientific analysis of all products, materials and substances present on the Premises including, but not limited to, samples of products, materials or substances brought onto or made or produced on the Premises by Mortgagor or an occupant claiming by, through or under Mortgagor or otherwise present on the Premises.

         38.      Intentionally Omitted.

         39.      Intentionally Omitted.

         40.      Miscellaneous.

         (a)      Successors and Assigns.

         This Mortgage and all provisions hereof shall be binding upon and enforceable against Mortgagor and its assigns and other successors. This Mortgage and all provisions hereof shall inure to the benefit of Mortgagee, its successors and assigns and any holder or holders, from time to time, of the Notes.

         (b)      Invalidity of Provisions; Governing Law.

         In the event that any provision of this Mortgage is deemed to be invalid by reason of the operation of law, or by reason of the interpretation placed thereon by any administrative agency or any court, Mortgagor and Mortgagee shall negotiate an equitable adjustment in the provisions of the same in order to effect, to the maximum extent permitted by law, the purpose of this Mortgage and the validity and enforceability of the remaining provisions, or portions or applications thereof, shall not be affected thereby and shall remain in full force and effect. This Mortgage is to be construed in accordance with and governed by the laws of the State of Minnesota.

         (c)      Municipal and Zoning Requirements.

         Mortgagor shall not by act or omission permit any building or other improvement on premises not subject to the lien of this Mortgage to rely on the Premises or any part thereof or any interest therein to fulfill any municipal or governmental requirement, and Mortgagor hereby assigns to Mortgagee any and all rights to give consent for all or any portion of the Premises or any interest therein to be so used. Similarly, no building or other improvement on the Premises shall rely on any premises not subject to the lien of this Mortgage or any interest therein to fulfill any governmental or municipal requirement. Mortgagor shall not by act or omission alter (or permit the alteration of) the zoning classification of the Premises in effect as of the date hereof, nor shall Mortgagor impair the integrity of the Premises as a single zoning lot separate and apart from all other premises. Any act or omission by Mortgagor which would result in a violation of any of the provisions of this subparagraph shall be void.

         (d)      Rights of Tenants.

         Mortgagee shall have the right and option to commence a civil action to foreclose this Mortgage and to obtain a Decree of Foreclosure and Sale subject to the rights of any tenant or tenants of the Premises having an interest in the Premises prior to that of Mortgagee. The failure to join any such tenant or tenants of the Premises as party defendant or defendants in any such civil action or the failure of any Decree of Foreclosure and Sale to foreclose their rights shall not be asserted by Mortgagor as a defense in any civil action instituted to collect the indebtedness secured hereby, or any part thereof or any deficiency remaining unpaid after foreclosure and sale of the Premises, any statute or rule of law at any time existing to the contrary notwithstanding.

         (e)      Option of Mortgagee to Subordinate.

         At the option of Mortgagee, this Mortgage shall become subject and subordinate, in whole or in part (but not with respect to priority of entitlement to insurance proceeds or any condemnation or eminent domain award) to any and all leases of all or any part of the Premises upon the execution by Mortgagee of a unilateral declaration to that effect and the recording thereof in the Office of the County Recorder and/or Registrar of Titles in and for the county wherein the Premises are situated.

         (f)      Mortgagee in Possession.

         Nothing herein contained shall be construed as constituting Mortgagee a mortgagee in possession in the absence of the actual taking of possession of the Premises by Mortgagee pursuant to this Mortgage.

         (g)      Relationship of Mortgagee and Mortgagor.

         Mortgagee shall in no event be construed for any purpose to be a partner, joint venturer, agent or associate of Mortgagor or of any lessee, operator, concessionaire or licensee of Mortgagor in the conduct of their respective businesses, and, without limiting the foregoing, Mortgagee shall not be deemed to be such partner, joint venturer, agent or associate on account of Mortgagee becoming a mortgagee in possession or exercising any rights pursuant to this Mortgage, any of the other Loan Documents, or otherwise.

         (h)      Time of the Essence.

         Time is of the essence of the payment by Mortgagor of all amounts due and owing to Mortgagee under the Notes and the other Loan Documents and the performance and observance by Mortgagor of all terms, conditions, obligations and agreements contained in this Mortgage and the other Loan Documents.

         (i)      No Merger.

         It being the desire and intention of the parties hereto that the Mortgage and the lien hereof do not merge in fee simple title to the Premises, it is hereby understood and agreed that should Mortgagee acquire any additional or other interest in or to the Premises or the ownership thereof, then, unless a contrary intent is manifested by Mortgagee as evidenced by an express statement to that effect in an appropriate document duly recorded, this Mortgage and the lien hereof shall not merge in the fee simple title and this Mortgage may be foreclosed as if owned by a stranger to the fee simple title.

         (j)      INTENTIONALLY OMITTED.

         (k)      JURISDICTION AND VENUE.

         MORTGAGOR HEREBY AGREES THAT ALL ACTIONS OR PROCEEDINGS INITIATED BY MORTGAGOR AND ARISING DIRECTLY OR INDIRECTLY OUT OF THIS MORTGAGE, THE NOTES OR THE OTHER LOAN DOCUMENTS SHALL BE LITIGATED IN THE CIRCUIT COURT OF COOK COUNTY, ILLINOIS, OR THE UNITED STATES DISTRICT COURT FOR THE NORTHERN DISTRICT OF ILLINOIS OR, IF MORTGAGEE INITIATES SUCH ACTION, THE CIRCUIT COURT OF COOK COUNTY, ILLINOIS, OR THE UNITED STATES DISTRICT COURT FOR THE NORTHERN DISTRICT OF ILLINOIS, OR THE DISTRICT COURT OF ANOKA COUNTY, MINNESOTA, OR THE UNITED STATES DISTRICT COURT FOR THE DISTRICT OF MINNESOTA. MORTGAGOR HEREBY EXPRESSLY SUBMITS AND CONSENTS IN ADVANCE TO SUCH JURISDICTION IN ANY ACTION OR PROCEEDING COMMENCED BY MORTGAGEE IN ANY OF SUCH COURTS, AND HEREBY AGREES THAT PERSONAL SERVICE OF THE SUMMONS AND COMPLAINT (OR OTHER PROCESS OR PAPERS ISSUED THEREIN) ON THE PRESIDENT, VICE PRESIDENT OR REGISTERED AGENT OF MAKER, OR SERVICE BY ANY OTHER MEANS PERMITTED BY APPLICABLE LAW, SHALL BE SUFFICIENT. MORTGAGOR WAIVES ANY CLAIM THAT CHICAGO, ILLINOIS OR THE NORTHERN DISTRICT OF ILLINOIS IS AN INCONVENIENT FORUM OR AN IMPROPER FORUM BASED ON LACK OF VENUE. SHOULD MORTGAGOR, AFTER BEING SO SERVED, FAIL TO APPEAR OR ANSWER TO ANY SUMMONS, COMPLAINT, PROCESS OR PAPERS SO SERVED WITHIN THE NUMBER OF DAYS PRESCRIBED BY LAW AFTER THE MAILING THEREOF, MORTGAGOR SHALL BE DEEMED IN DEFAULT AND AN ORDER AND/OR JUDGMENT MAY BE ENTERED BY MORTGAGEE AGAINST MORTGAGOR AS DEMANDED OR PRAYED FOR IN SUCH SUMMONS, COMPLAINT, PROCESS OR PAPERS. THE EXCLUSIVE CHOICE OF FORUM FOR MORTGAGOR SET FORTH IN THIS PARAGRAPH SHALL NOT BE DEEMED TO PRECLUDE THE ENFORCEMENT, BY MORTGAGEE, OF ANY JUDGMENT OBTAINED IN ANY OTHER FORUM OR THE TAKING, BY MORTGAGEE, OF ANY ACTION TO ENFORCE THE SAME IN ANY OTHER APPROPRIATE JURISDICTION, AND MORTGAGOR HEREBY WAIVES THE RIGHT, IF ANY, TO COLLATERALLY ATTACK ANY SUCH JUDGMENT OR ACTION.

         (l)      WAIVER OF RIGHT TO JURY TRIAL.

         MORTGAGEE AND MORTGAGOR ACKNOWLEDGE AND AGREE THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THE LOAN DOCUMENTS OR WITH RESPECT TO THE TRANSACTIONS CONTEMPLATED HEREIN AND THEREIN WOULD BE BASED UPON DIFFICULT AND COMPLEX ISSUES AND THEREFORE, THE PARTIES AGREE THAT ANY COURT PROCEEDING ARISING OUT OF ANY SUCH CONTROVERSY WILL BE TRIED IN A COURT OF COMPETENT JURISDICTION BY A JUDGE SITTING WITHOUT A JURY.

         IN WITNESS WHEREOF, Mortgagor has executed this instrument the day and year first above written.

                                   FIRST TEAM SPORTS, INC., a Minnesota
                                   corporation


                                   By:      /s/ Robert L. Lenius, Jr.
                                   Title:   VP/CFO

STATE OF                            )
                                    ) SS
COUNTY OF                           )

     I, John W. Twiss, a Notary Public in and for said County, in the State aforesaid, do hereby certify that Robert Lenius, the VP/CFO of First Team Sports, Inc., a Minnesota corporation (the "Corporation"), who is personally known to me to be the same person whose name is subscribed to the foregoing instrument as such _________________ appeared before me this day in person and acknowledged that he signed and delivered the said instrument as his own free and voluntary act and as the free and voluntary act of the Corporation, for the uses and purposes therein set forth.

     GIVEN under my hand and notarial seal, this 18th day of March, 1996.

                                             /s/ John W. Twiss
                                             ---------------------------------
                                               Notary Public
                                                     (SEAL)

                                    EXHIBIT A


                          Legal Description of Premises



LOTS 2 AND 2A, BLOCK 1, ANOKA ENTERPRISE PARK, THIRD ADDITION,
ACCORDING TO THE RECORDED PLAT THEREOF, ANOKA COUNTY,
MINNESOTA



                                    EXHIBIT B


                              Permitted Exceptions


         General real estate taxes for the year 1996 and each year thereafter not yet due and payable.